UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2006 (March 29, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated as of, and filed with the Commission on, March 30, 2006 (the “Original Form 8-K”). This Current Report on Form 8-K/A is being filed solely to report under Item 2.03(a). Otherwise, the information set forth in the Original Form 8-K remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2006, Dynegy Holdings Inc. (“DHI”) entered into a purchase agreement (the “Purchase Agreement”) for the sale of $750,000,000 aggregate principal amount of its 8.375% Senior Unsecured Notes due 2016 (the “Notes”) to several initial purchasers (the “Purchasers”). The closing of the Purchase Agreement is expected to occur on or about April 12, 2006, subject to customary closing conditions.

The Purchase Agreement contains customary representations and warranties on the part of DHI. The Purchase Agreement also contains customary indemnification and contribution provisions whereby DHI and the Purchasers, severally and not jointly, have agreed to indemnify each other against certain liabilities or to contribute to payments which they may be required to make in that respect.

DHI will pay interest on the Notes on May 1 and November 1 of each year, beginning on November 1, 2006. The Notes, which will not be redeemable at DHI’s option prior to maturity, will mature on May 1, 2016.

The Notes will be DHI’s senior unsecured obligations and will rank equal in right of payment to all of DHI’s existing and future senior unsecured indebtedness, and will be senior to all of DHI’s existing and any of its future subordinated indebtedness. DHI’s secured debt and its other secured obligations will be effectively senior to the Notes to the extent of the value of the assets securing such debt or other obligations. None of DHI’s subsidiaries will guarantee the Notes and, as a result, all of the existing and future liabilities of DHI’s subsidiaries will be effectively senior to the Notes. Dynegy Inc., DHI’s parent company, also will not guarantee the Notes, and the assets and operations that Dynegy Inc. owns through subsidiaries other than DHI will not support the Notes.

The indenture and supplemental indenture that will govern the Notes will contain affirmative and negative covenants and customary events of default. Upon the occurrence of an event of default, the trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.

The Notes are being offered by the Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, and outside the United States in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the closing of the Purchase Agreement, DHI and the Purchasers will enter into a registration rights agreement, pursuant to which DHI will agree to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.

A copy of the press release issued by Dynegy Inc. and DHI on March 29, 2006, attached hereto as Exhibit 99.1 and announcing the pricing of the Notes, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)	See Item 1.01 which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 29, 2006, Dynegy Inc. and DHI issued a press release announcing the pricing of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on March 29, 2006, Dynegy Inc. and DHI announced the pricing terms of DHI’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the pricing of $750 million of Dynegy Holdings Inc.’s 8.375% Senior Unsecured Notes due 2016 (filed as Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 30, 2006 and incorporated herein by reference).

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the pricing terms of Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 (filed as Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 30, 2006 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: April 3, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary

DYNEGY HOLDINGS INC.
(Registrant)

Date: April 3, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the pricing of $750 million of Dynegy Holdings Inc.’s 8.375% Senior Unsecured Notes due 2016 (filed as Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 30, 2006 and incorporated herein by reference).

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the pricing terms of Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 (filed as Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings Inc. filed with the Commission on March 30, 2006 and incorporated herein by reference).